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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - August 29, 2003
                        (Date of Earliest Event Reported)


                        ARMSTRONG WORLD INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-2116

      Pennsylvania                                            23-0366390
------------------------                                   ----------------
(State of Incorporation)                                   (I.R.S. Employer
                                                          Identification No.)


2500 Columbia Avenue, Lancaster, PA                             17603
-----------------------------------                             -----
       (Address of principal                                   Zip Code
        executive offices)


       Registrant's telephone number, including area code: (717) 397-0611



                            ARMSTRONG HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                          Commission File No. 333-32530

      Pennsylvania                                            23-3033414
------------------------                                   ----------------
(State of Incorporation)                                   (I.R.S. Employer
                                                          Identification No.)


2500 Columbia Avenue, Lancaster, PA                             17603
-----------------------------------                             -----
       (Address of principal                                   Zip Code
        executive offices)


       Registrant's telephone number, including area code: (717) 397-0611

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Item 5.    Other Events and Required FD Disclosure.

           On August 29, 2003, a hearing was held in the U.S. Bankruptcy Court for the District of Delaware in the Chapter 11 case of Armstrong World Industries, Inc. ("AWI"), the operating subsidiary of Armstrong Holdings, Inc. At the hearing, the court approved an extension until 5:00 p.m. (Delaware time) on Friday, October 17, 2003 of the deadline for creditors of and claimants against AWI who are entitled to vote on AWI's proposed plan of reorganization to vote thereon. The voting deadline was previously September 22, 2003. Creditors and claimants may vote on AWI's proposed plan of reorganization in the manner described in AWI's Disclosure Statement dated June 2, 2003, which has previously been sent to creditors and claimants and the form of which was filed with the U.S. Securities and Exchange Commission as Exhibit 99.2 to AWI's Current Report on Form 8-K dated May 22, 2003. A hearing on confirmation of AWI's proposed plan of reorganization is scheduled for November 17, 2003. The deadline for parties in interest to object to the plan remains 4:00 p.m. (Delaware time) on Monday, September 22, 2003 and no other changes in the scheduled process for consideration of the plan were made. Objections must be submitted in the manner described in the Disclosure Statement.
















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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ARMSTRONG WORLD INDUSTRIES, INC.

                                  By: /s/ Walter T. Gangl
                                      -----------------------------------------
                                      Name: Walter T. Gangl
                                      Title: Assistant Secretary




                                  ARMSTRONG HOLDINGS, INC.

                                  By: /s/ Walter T. Gangl
                                      -----------------------------------------
                                      Name: Walter T. Gangl
                                      Title: Deputy General Counsel
                                             and Assistant Secretary



Dated:  September 2, 2003










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